April 24, 2002

                          DREYFUS INVESTMENT PORTFOLIOS
                   -- FOUNDERS INTERNATIONAL EQUITY PORTFOLIO

                            Supplement to Prospectus
                                dated May 1, 2001

Effective April 24, 2002, A. Edward Allinson has been appointed primary portfolio manager of Dreyfus Investment Portfolios - Founders International Equity Portfolio (the "Portfolio"). Accordingly, the section of the Portfolio's Prospectus entitled "Management" is amended by adding the following:

"A. Edward Allinson is the portfolio's primary portfolio manager. Mr. Allinson, a chartered financial analyst, has been a senior vice president and senior portfolio manager of Mellon Growth Advisors LLC, an affiliate of Founders, since 2001. In April of 2002, he also became an employee of Founders. Mr. Allinson was formerly a principal at State Street Global Advisors from 1999 to 2001, and a senior portfolio manager with Brown Brothers Harriman & Company from 1991 to 1999."

The paragraph concerning Douglas A. Loeffler in this section is deleted, since he is no longer associated with Founders.